UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 28, 2015
ACCURIDE CORPORATION
(Exact Name of Registrant as Specified in Charter)
Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                          Regulation FD Disclosure
On September 29, 2015, Accuride Corporation ("Accuride") will webcast its presentation at Deutsche Bank's 23rd Annual Leveraged Finance Conference in Scottsdale, Arizona.  Rick Dauch, Accuride President & CEO, and Greg Risch, Senior Vice President & Chief Financial Officer, will speak to the investment community beginning at 11:20 a.m. Mountain Standard Time (2:20 p.m. Eastern Time).  Accuride's presentation will be broadcast live through an audio webcast available at the Investor Information section of the company's website – www.accuridecorp.com. Presentation slides will be available for download at the site and the webcast will be available for replay for 30 days following the event.  The text of the slide presentation to be used by Accuride in connection with the conference, including information concerning forward-looking statements and factors that may affect future results, are furnished as Exhibit 99.1 hereto and incorporated by reference herein.
Also, on September 28, 2015, Accuride issued a press release confirming it expects full year financial results to be within its previously announced earnings guidance for 2015.  A copy of the press release is furnished as Exhibit 99.2 hereto and incorporated by reference herein.

The information contained in this Item 7.01 and in Exhibits 99.1 and 99.2 is being furnished and not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Accuride specifically incorporates the information by reference. By filing this report on Form 8-K and furnishing this information, Accuride makes no admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely by reason of Regulation FD.

The information being furnished pursuant to this Item 7.01 is intended to be considered in the context of Accuride's SEC filings and other public announcements that Accuride may make from time to time, by press release or otherwise. Accuride undertakes no duty or obligation to publicly update or revise the information contained in this report.

Item 9.01.	Financial Statements and Exhibits
(d)            Exhibits
99.1	Text of Slide Presentation.
99.2	Press Release of Accuride Corporation, dated September 28, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION
/s/ STEPHEN A. MARTIN	Dated September 28, 2015
Stephen A. Martin
Senior Vice President / General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of Slide Presentation.
99.2	Press Release of Accuride Corporation, dated September 28, 2015.

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